EXHIBIT 4.1 SPECIMEN COPY OF STOCK CERTIFICATE


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              INCORPORATED UNDER THE LAWS OF THE STATE OF COLORADO

                             VENTURA ASSETS LIMITED



The Corporation is authorized to issue 50,000,000 Common Shares - No Par Value

The shares represented by this certificate are subject to restrictions on transfer. A copy of the restrictions will be furnished by the corporation to the holder of this certificate upon written request and without charge.

This Certifies that ________________________ is the owner of non-assessable Shares of the above Corporation transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.

In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and to be sealed with the Seal of the Corporation.


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The following abbreviations, when used in the inscription o the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations. Additional abbreviations may also be used though not in the list.

TEN COM - as tenants in common
UNIF GIFT MIN ACT -  _______________. Custodian__________________________(Minor)
Under uniform Gifts to Minor Act ________________ (State)
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of survivorship and not as tenants in c ommon
UNIF TRF MIN ACT - ________________. Custodian__________________. (Minor)
Under ______________________. (State) Uniform Transfer to Minors Act


                     PLEASE INSERT SOCIAL SECURITY OR OTHER
                       IDENTIFICATION NUMBER OF ASSIGNEE

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For value received, the undersigned hereby sells, assigns and transfers unto

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             PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE


___________________ Shares represented by the within Certificate, and hereby irrevocably constitutes and appoints __________________________Attorney to transfer the said shares on the books of the within-named Corporation with full power of substitution in the premises.


Dated ___________________________.

In presence of ________________________________________.